Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 3 dated as of April 24, 2015 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 13, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among TAYLOR MORRISON COMMUNITIES, INC., a Delaware corporation (the “U.S. Borrower”), TMM HOLDINGS LIMITED PARTNERSHIP, a British Columbia limited partnership (“Holdings”), TAYLOR MORRISON HOLDINGS II, INC. (f/k/a MONARCH COMMUNITIES INC.), a company continued under the laws of the province of British Columbia (“Canada Holdings”), TAYLOR MORRISON COMMUNITIES II, INC. (f/k/a MONARCH PARENT INC.), a company incorporated under the laws of the province of British Columbia (“Canada Intermediate Holdings”), TAYLOR MORRISON HOLDINGS, INC., a Delaware corporation (“U.S. Holdings”), TAYLOR MORRISON FINANCE, INC., a Delaware corporation (“U.S. FinCo”), each lender from time to time party thereto (each individually referred to therein as a “Lender” and collectively as “Lenders”) and CREDIT SUISSE AG, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

A. Holdings has requested that the Credit Agreement be amended as set forth herein.

B. The Lenders are willing to so amend the Credit Agreement on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.2A of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Assignments. (a) Effective as of the Amendment Effective Date (as defined below), each of the lenders listed on Exhibit A hereto under the captions “Departing Lenders” (the “Departing Lenders”), “Continuing Lenders” (the “Continuing Lenders”) and “Additional Lenders” (the “Additional Lenders”) shall sell, assign and transfer, or purchase and assume, as the case may be, such interests in (i) the Commitments and (ii) the participations in the Letters of Credit outstanding as of the Amendment Effective Date (the “Existing Letters of Credit”), in each case as shall be necessary in order that, after giving effect to all such assignments and purchases, the Commitments and the participations in the Existing Letters of Credit will be held by the

Continuing Lenders and Additional Lenders ratably in accordance with their Commitments as set forth in Schedule 2.1 of the Credit Agreement, as amended by this Amendment. Each Lender purchasing interests of any type under this Section 2 shall be deemed to have purchased such interests from each Departing Lender and Continuing Lender selling interests of such type ratably in accordance with the amounts of such interests sold by them. The assignments and purchases provided for in this Section 2 shall be without recourse, warranty or representation, except that each assigning Lender shall be deemed to have represented that it is the legal and beneficial owner of the interests assigned by it and that such interests are free and clear of any adverse claim.

(b) Each of the parties hereto hereby consents to the assignments and purchases provided for in paragraph (a) above and agrees that (i) each Additional Lender and each Continuing Lender that is purchasing interests in the Commitments and the Existing Letters of Credit pursuant to paragraph (a) above are Eligible Assignees permitted under Section 10.1 of the Credit Agreement, (ii) each Additional Lender shall become a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, in accordance with the terms thereof and (iii) each Additional Lender and each Continuing Lender shall have all the rights and obligations of a Lender under the Credit Agreement with respect to the interests purchased by it pursuant to such paragraphs, in accordance with the terms thereof.

SECTION 3. Commitments. Effective as of the Amendment Effective Date, (i) the Commitment of each Departing Lender shall terminate, (ii) the Commitment of each Continuing Lender and each Additional Lender shall be as set forth in Schedule 2.1 of the Credit Agreement, as amended by this Amendment, and (iii) each Departing Lender shall cease to be a party to the Credit Agreement and shall be released from all further obligations thereunder, in each case under this clause (iii) in accordance with terms of the Credit Agreement, including such terms with respect to continuing benefits under Sections 2.7 and 10.2 of the Credit Agreement which the Departing Lenders are entitled to.

SECTION 4. Amendments. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) The last line of the cover page of the Credit Agreement is hereby amended by deleting therefrom the dollar amount “$400,000,000” and substituting therefor the dollar amount “$500,000,000”.

(b) The definition of the term “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the table setting forth the applicable rates per annum and substituting therefor the following table:

CAPITALIZATION RATIO	EURODOLLAR / CDOR MARGIN	BASE RATE / CANADIAN PRIME RATE MARGIN
Category 1	2.000%	1.000%
≥ 0.55 to 1.00

Category 2	1.750%	0.750%

< 0.55 to 1.00 > 0.40 to 1.00

Category 3 ≤ 0.40 to 1.00	1.500%	0.500%

(c) The definition of the term “Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the first proviso in such definition in its entirety as follows: “provided that, solely for purposes of the foregoing, the Reserve Adjusted Eurodollar Rate for any day shall be calculated using the Eurodollar Base Rate based on the rate set forth on such day at approximately 11:00 a.m. (London time) by reference to the ICE Benchmark Administration Limited (or the successor thereto that takes over the administration of such rate) LIBO Rate for deposits in U.S. Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the ICE Benchmark Administration Limited (or its successor) as an authorized information vendor for the purpose of displaying such rates) for a period equal to one month;”.

(d) The definition of the term “Base Rate” in Section 1.1 of the Credit Agreement is hereby further amended by inserting the following proviso at the end of the first sentence of such definition: “; provided further that, if such rate shall be less than zero, such rate shall be deemed to be zero”.

(e) The definition of the term “Canadian Prime Rate” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following proviso at the end of such definition: “; provided that, if such rate shall be less than zero, such rate shall be deemed to be zero”.

(f) The definition of the term “CDOR Rate” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following proviso at the end of such definition: “; provided further that, if such rate shall be less than zero, such rate shall be deemed to be zero”.

(g) The definition of the term “Commitment Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the words “April 12, 2017” and substituting therefor the words “April 12, 2019”.

(h) The definition of the term “Eurodollar Base Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows: ““Eurodollar Base Rate” means the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Notice of Borrowing or Notice of Conversion/Continuation) by reference to the ICE Benchmark Administration Limited (or the successor thereto that takes over the administration of such rate) LIBO Rate for deposits in U.S. Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the ICE Benchmark Administration Limited (or its successor) as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Base Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in U.S. Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Reference Lenders at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period. If any of the Reference Lenders shall be unable or shall otherwise fail to supply such rates to the Administrative Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Lenders; provided further that, if such rate shall be less than zero, such rate shall be deemed to be zero.”.

(i) The definition of the term “Facility Fee Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the table setting forth the applicable facility fee rates and substituting therefor the following table:

CAPITALIZATION RATIO	FACILITY FEE RATE
Category 1 ≥ 0.55 to 1.00	0.400%

Category 2 < 0.55 to 1.00 > 0.40 to 1.00	0.300%

Category 3 ≤ 0.40 to 1.00	0.250%

(j) The definition of the term “Reference Lenders” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows: ““Reference Lenders” means (a) Credit Suisse AG and (b) another Lender determined by the Administrative Agent with the consent of such Lender and of Holdings, which consent shall not be unreasonably withheld or delayed.”.

(k) The second sentence of Section 2.1(A)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “The aggregate amount of the Commitments as of the Amendment Effective Date (as defined in Amendment No. 3 to this Agreement dated as of April 24, 2015, among the U.S. Borrower, Holdings, Canada Holdings, Canada Intermediate Holdings, U.S. Holdings, U.S. FinCo, the Lenders and the Administrative Agent) is $500,000,000.”.

(l) Section 5.15 of the Credit Agreement is hereby amended by deleting therefrom each reference to the word “currently”.

(m) Schedule 2.1 of the Credit Agreement is hereby amended and restated in its entirety with Schedule 2.1 attached as Exhibit B to this Amendment.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings, U.S. Holdings, Canada Holdings, Canada Intermediate Holdings, U.S. FinCo and the U.S. Borrower, jointly and severally, hereby represents and warrants to the Administrative Agent and each of the other parties hereto that:

(a) As of the Amendment Effective Date, each Loan Party has duly executed and delivered and authorized this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(b) As of the Amendment Effective Date, (i) the representations and warranties set forth in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except (x) to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties were true and correct in all respects) on and as of such earlier date, and (y) the reference to the Restatement Effective Date in Section 5.12 of the Credit Agreement shall, for purposes of this Section 3(b), be deemed to refer to the Amendment Effective Date, and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 6. Fees. On the Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the accounts of the Departing Lenders and the Continuing Lenders, the fees payable pursuant to Sections 2.3 and 3.2 of the Credit Agreement which have accrued for the period from the last date such fees were paid to but excluding the Amendment Effective Date. The fees described in this Section 6 shall be payable in immediately available funds. Once paid, such fees shall not be refundable under any circumstances.

SECTION 7. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver, on or prior to April 24, 2015, of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from each Loan Party and each Lender either (i) a counterpart of this Agreement signed on behalf of such parties or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such parties have signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received reimbursement of all costs and expenses required to be paid by the Loan Parties in connection with the transactions contemplated hereby.

(c) The representations and warranties set forth in Section 5 shall be true and correct, and the Administrative Agent shall have received a certificate to that effect dated as of the Amendment Effective Date and executed by a Responsible Officer of Holdings.

(d) The Administrative Agent and its counsel shall have received executed copies of favorable written opinions of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for the Loan Parties, and each local counsel listed on Exhibit C, in each case, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, dated as of the Amendment Effective Date.

(e) On or before the Amendment Effective Date, each Loan Party shall deliver or cause to be delivered to the Administrative Agent and each of the Lenders the following, each, unless otherwise noted, dated the Amendment Effective Date:

(i) Certified copies of the certificate of incorporation, organization or formation, together with a good standing certificate, certificate of status or certificate of compliance (as applicable) from the applicable Governmental Authority of its jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Amendment Effective Date (or, in lieu of such certificate of incorporation, organization or formation, a certification by a Responsible Officer that there has been no change to such certificate of incorporation, organization or formation since the most recent copy delivered to the Administrative Agent, together with a good standing certificate, certificate of status or certificate of compliance (as applicable) from the applicable Governmental Authority of its jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment Effective Date);

(ii) Copies of its Organizational Documents, other than such Organizational Documents required to be delivered under clause (i) above, certified as of the Amendment Effective Date by its corporate secretary or an assistant secretary (or, in lieu of such Organizational Documents, a certification by a Responsible Officer that there has been no change to such Organizational Documents since the most recent copy delivered to the Administrative Agent);

(iii) A certification by a Responsible Officer, certified as of the Amendment Effective Date, that board resolutions or similar authorizing documents authorizing the execution, delivery and performance of this Amendment have been approved by the board of directors or similar governing body of each Loan Party and that such resolutions or documents are in full force and effect without modification or amendment; and

(iv) An incumbency certificate of its Responsible Officers executing this Amendment (or, in lieu of such incumbency certificate, a certification by a Responsible Officer that there has been no change to such incumbency certificate since the most recent copy delivered to the Administrative Agent).

(f) The Borrower shall have paid the fees required to be paid pursuant to Section 6 hereof.

(g) The Borrower shall have paid (i) to the Administrative Agent, for the account of each Continuing Lender, an upfront fee in an amount equal to the sum of (A) 0.15% of the amount of such Continuing Lender’s Commitment under the Credit Agreement as in effect immediately prior to the Amendment Effective Date and (B) 0.35% of the amount by which such Continuing Lender’s Commitment under the Credit Agreement as in effect on the Amendment Effective Date, as amended by this Amendment, exceeds such Continuing Lender’s Commitment under the Credit Agreement as in effect immediately prior to the Amendment Effective Date and (ii) to the Administrative Agent, for the account of each Additional Lender, an upfront fee in an amount equal to the sum of (A) 0.15% of the amount of the Commitments assigned to such Additional

Lender on the Amendment Effective Date and (B) 0.35% of the amount by which such Additional Lender’s Commitment under the Credit Agreement as in effect on the Amendment Effective Date, as amended by this Amendment, exceeds the amount of the Commitments assigned to such Additional Lender on the Amendment Effective Date; provided that the upfront fee to be paid to Bank of America, N.A. (“BofA”) shall be in an amount equal to 0.35% of the amount of BofA’s Commitment under the Credit Agreement as in effect on the Amendment Effective Date, as amended by this Amendment.

The Administrative Agent shall notify the U.S. Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 8. Consent and Reaffirmation. Each of the Loan Parties hereby (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that, notwithstanding the effectiveness of this Amendment, the Guaranty and each of the other Loan Documents continues to be in full force and effect, (iii) affirms and confirms its guarantee (in the case of a Guarantor) of the Obligations pursuant to the Guaranty, all as provided in the Loan Documents, and (iv) acknowledges and agrees that such guarantee continues in full force and effect in respect of, the Obligations under the Credit Agreement and the other Loan Documents.

SECTION 9. Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Amendment.

SECTION 11. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 13. Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives as of the day and year first above written.

TAYLOR MORRISON COMMUNITIES, INC.,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	General Counsel, Secretary, Vice President

TMM HOLDINGS LIMITED PARTNERSHIP,

By: TMM Holdings (G.P.) ULC, its General Partner

By:	/s/ Rajath Shourie
Name:	Rajath Shourie
Title:	Director

TAYLOR MORRISON HOLDINGS II, INC.,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Secretary, Vice President

TAYLOR MORRISON COMMUNITIES II, INC.,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Secretary, Vice President

[Signature Page to Amendment No. 3]

TAYLOR MORRISON HOLDINGS, INC.,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	General Counsel, Secretary, Vice President

TAYLOR MORRISON FINANCE, INC.,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	General Counsel, Secretary, Vice President

TAYLOR MORRISON ESPLANADE NAPLES, LLC

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	General Counsel, Secretary, Vice President

EACH SUBSIDIARY GUARANTOR SET FORTH ON EXHIBIT D HERETO

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

By:	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Authorized Signatory

By:	/s/ Sean MacGregor
Name:	Sean MacGregor
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 TO

THE TAYLOR MORRISON COMMUNITIES INC.

SECOND AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF JULY 13, 2011, AS

AMENDED

NAME OF LENDER:	Bank of America, N.A.

	By:	/s/ Michael J. Kauffman
	Name:	Michael J. Kauffman
	Title:	Vice President

NAME OF LENDER:	Bank of America, National Association (Canada Branch)

	*By:	/s/ Medina Sales De Andrade
	Name:	Medina Sales De Andrade
	Title:	Vice President

*	For any Lender requiring a second signature.

[Signature Page to Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

TAYLOR MORRISON COMMUNITIES INC. SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF JULY 13, 2011, AS AMENDED

NAME OF LENDER:	Citibank, N.A.

	By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

NAME OF LENDER:	COMERICA BANK

	By:	/s/ Charles Weddell
	Name:	Charles Weddell
	Title:	Vice President

NAME OF LENDER:	Deutsche Bank AG New York Branch

	By:	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Director

	*By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

*	For any Lender requiring a second signature

[Signature Page to Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

TAYLOR MORRISON COMMUNITIES INC. SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF JULY 13, 2011, AS AMENDED

NAME OF LENDER:	Goldman Sachs Bank USA

	By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

NAME OF LENDER:	HSBC Bank USA, NA (as assignee of HSBC Realty Credit Corporation (USA))

	By:	/s/ Michael C. Leung
	Name:	Michael C. Leung
	Title:	Senior Vice President

NAME OF LENDER:	HSBC Realty Credit Corporation (USA)

	By:	/s/ Michael C. Leung
	Name:	Michael C. Leung
	Title:	Senior Vice President

NAME OF LENDER:	JPMorgan Chase Bank, N.A.

	By:	/s/ Chiara Carter
	Name:	Chiara Carter
	Title:	Vice President

NAME OF LENDER:	Texas Capital Bank, N.A.

	By:	/s/ Joe Hardy
	Name:	Joe Hardy
	Title:	Senior Vice President

NAME OF LENDER:	Wells Fargo Bank, NA

	By:	/s/ Elena Bennett
	Name:	Elena Bennett
	Title:	Senior Vice President

NAME OF LENDER:	Western Alliance Bank

	By:	/s/ Roham Medifar
	Name:	Roham Medifar
	Title:	Vice President

EXHIBIT A

Departing Lenders	Continuing Lenders	Additional Lenders

HSBC Realty Credit Corporation (USA)	Credit Suisse AG, Cayman Islands Branch	Bank of America, N.A. (as assignee of Western Alliance Bank)

Western Alliance Bank	Citibank, N.A., Canadian Branch	HSBC Bank USA, N.A. (as assignee of HSBC Realty Credit Corporation (USA))

Comerica Bank

Deutsche Bank AG, New York Branch

Goldman Sachs Bank USA

JPMorgan Chase Bank, N.A.

Texas Capital Bank, N.A.

Wells Fargo Bank, N.A.

EXHIBIT B

Schedule 2.1

[omitted]

EXHIBIT C

Local Counsel

[omitted]

EXHIBIT D

Subsidiary Guarantors

ATPD, LLC

DARLING HOMES OF TEXAS, LLC

DFP TEXAS (GP), LLC

TAYLOR MORRISON, INC.

TAYLOR MORRISON AT CRYSTAL FALLS, LLC

TAYLOR MORRISON HOLDINGS OF ARIZONA, INC.

TAYLOR MORRISON OF CALIFORNIA, LLC

TAYLOR MORRISON OF COLORADO, INC.

TAYLOR MORRISON OF FLORIDA, INC.

TAYLOR MORRISON OF TEXAS, INC.

TAYLOR MORRISON SERVICES, INC.

TAYLOR MORRISON/ARIZONA, INC.

TAYLOR WOODROW COMMUNITIES – LEAGUE CITY, LTD.

TAYLOR WOODROW COMMUNITIES AT MIRASOL, LTD.

TAYLOR WOODROW COMMUNITIES AT PORTICO, L.L.C.

TAYLOR WOODROW COMMUNITIES AT ST. JOHNS FOREST, L.L.C.

TAYLOR WOODROW HOMES – CENTRAL FLORIDA DIVISION, L.L.C.

TAYLOR WOODROW HOMES – SOUTHWEST FLORIDA DIVISION, L.L.C.

TM HOMES OF ARIZONA, INC.

TW ACQUISITIONS, INC.

TWC/FALCONHEAD WEST, L.L.C.

TWC/MIRASOL, INC.

TWC/STEINER RANCH, LLC

TAYLOR MORRISON MARBLEHEAD HOLDINGS, LLC

TM CALIFORNIA SERVICES, INC.

TM OYSTER HARBOR, LLC

TAYLOR MORRISON TRAMONTO HOLDINGS, LLC